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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




                        DAIMLER-BENZ VEHICLE TRUST 1994-A
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             (Exact name of registrant as specified in its charter)



                                 April 15, 1997
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                Date of Report (Date of earliest event reported)



Delaware                           33-79574                  13-3770955
--------                           --------                  ----------
(State or other jurisdiction       (Commission File          (I.R.S. Employer
of incorporation)                   Number)                  Identification No.)



        1201 North Market Street, Suite 1406, Wilmington, Delaware 19801
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               (Address of principal executive offices) (Zip Code)



                                 (302) 426-1900
              ----------------------------------------------------
              (Registrant's telephone number, including area code)
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Item 5.  Other Events

      On April 15, 1997, the Principal and Interest collected during the preceding calendar month, net of certain adjustments as provided for in the Pooling and Servicing Agreement dated as of July 1, 1994 (the "Agreement"), among Mercedes-Benz Credit Corporation, in its individual capacity and as Servicer, Daimler-Benz Vehicle Receivables Corporation, as Seller, and Citibank, N.A., as Trustee, Payahead Agent, Class A Agent and Class B Agent (the "Trustee"), was distributed to holders ("Certificateholders") of certificates representing undivided fractional interests in Daimler-Benz Vehicle Trust 1994-A. In accordance with the Agreement, the statement for Class A and Class B Certificateholders for the March 1997 collection period (the "March Statement") was furnished to the Trustee for the benefit of the Certificateholders and, as such, was distributed by the Trustee to the Certificateholders. A copy of the March Statement is being filed as Exhibit 28 to this Current Report on Form 8-K.



Item 7.  Financial Statements and Exhibits

      (c)   Exhibits

            Exhibit No.             Description
            -----------             -----------
            28                      Statement for Class A and Class B
                                    Certificateholders for the
                                    March 1997 Collection Period




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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              Daimler-Benz Vehicle Trust 1994-A
                                          (Registrant)

                              By:  Mercedes-Benz Credit Corporation, as Servicer


Date:  April 29, 1997         By:      /s/David A. Klanica
                                  ---------------------------------------
                                  Name:   David A. Klanica
                                  Title:  Director of Accounting Services




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                                INDEX TO EXHIBITS

Exhibit No.         Description
-----------         -----------
       28           Statement for Class A and Class B Certificateholders for the
                    March 1997 Collection Period




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